UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): January 7, 2005



                       IMAGE TECHNOLOGY LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   34-00031307                 22-53531373
          --------                   -----------                 -----------
(State or other jurisdiction    Commission File Number        (I.R.S. Employer
     Of incorporation)                                       Identification No.)




     602 ENTERPRISE DRIVE, KINGSTON, NY                       12401
--------------------------------------------        --------------------------
     (address of principal executive offices)               (Zip Code)


                 Registrant's telephone number: (845) 338-3366


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


Effective January 7, 2005, Richard L. Feinstein has resigned as the Senior Vice President - Finance and Chief Financial Officer of Image Technology Laboratories, Inc. He has served in this position on a part-time basis since April 2004. Mr. Feinstein will continue to function as consultant to the Company. Barry Muradian, our Chief Executive Officer and President, will serve as Principal Chief Financial Officer.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             IMAGE TECHNOLOGY LABORATORIES, INC.
                                                         (Registrant)


Date: January 11, 2005                       /s/ Barry C. Muradian
                                             ---------------------
                                             Barry C. Muradian
                                             President, Chief Executive Officer
                                             and Principal Financial Officer